UAM FUNDS, INC.

The DSI Portfolios

Supplement Dated April 1, 1998
To The Statement of Additional Information
Dated January 22, 1998

The following information is in addition to the types of investments that the portfolios may currently invest, as described in the Statement of Additional Information under the heading INVESTMENT OBJECTIVES AND POLICIES
STRIPPED SECURITIES
DSI Limited Maturity Bond Portfolio and DSI Balanced
Portfolio may buy stripped securities, which are securities created by financial institutions who purchase blocks of outstanding coupon-bearing U.S. Treasury securities, strip the semi-annual coupons from the principal and sell the coupons and the principal separately. The Portfolios may also buy U.S.
Treasury STRIPS, which are a kind of stripped security created by the U.S. Treasury under the Separate Trading of Registered
Interest and Principal of Securities program. Under the STRIPS program, the U.S. Treasury individually numbers and separately issues the interest and principal components of its securities. Financial institutions are then free to trade the components independently. The interest and principal components of STRIPS are obligations of the U.S. Treasury.
A principal only stripped security does not pay interest. An interest only stripped security does not pay interest. Instead, it is issued at a substantial discount to its face value, i.e., what it will be worth it maturity. The difference between a security's issue or purchase price and its face value represents the imputed return an investor will earn if the security is held until maturity.
Stripped securities may offer investors the opportunity to earn higher yields than those available on U.S. Treasury securities of similar maturity. However, stripped securities prices may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity.